Exhibit 32.1
            CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
         18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                     OF THE SARBANES-OXLEY ACT OF 2002

I, Kenneth R. Risk, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of George Risk Industries, Inc. on Form 10-Q dated October 31, 2011 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of George Risk Industries, Inc.

Date:  December 15, 2011      By:  /s/  Kenneth R. Risk
                              Kenneth R. Risk
                              President and Chief Executive Officer